UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Build America Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Build America Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock Build America Bond Trust (BBN)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 5.75% year-to-date.

Overall, the municipal yield curve flattened during the period from July 29, 2011 to July 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 151 basis points (“bps”) to 2.84% on AAA-rated 30-year municipal bonds and by 101 bps to 1.66% on 10-year bonds, while yields on 5-year issues fell 51 bps to 0.65%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 140 bps, and in the 2- to 10-year range, the spread tightened by 90 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Through the first half of 2012, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance for that period and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Trust Summary as of July 31, 2012

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”) issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the US Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality.

The BAB program expired on December 31, 2010 and was not renewed. BBN has a contingent term provision stating that if there are no new issuances of BABs or similar US government subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, the Board of Trustees (the “Board”) of BBN may either change the non-fundamental investment policies of the Trust to broaden its primary investment policies to taxable municipal securities generally or determine to terminate the Trust. If a decision is made to terminate the Trust, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended July 31, 2012, the Trust returned 39.37% based on market price and 26.22% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average return of 20.33% based on market price and 10.94% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Trust benefited from the declining interest rate environment (bond prices rise as interest rates fall) and the flattening of the yield curve (long interest rates fell more than short and intermediate rates). The Trust’s holdings of long-dated, non-callable Build America Bonds contributed positively to performance as these bonds derived the greatest benefit from the significant decline in long-term interest rates during the period. The Trust’s strategy for hedging interest rate risk mildly detracted as the Trust held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	5

Trust Summary (concluded)

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Yield on Closing Market Price as of July 31, 2012 ($23.89)[1]	6.62%
Current Monthly Distribution per Common Share[2]	$0.1318
Current Annualized Distribution per Common Share[2]	$1.5816
Economic Leverage as of July 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$23.89	$18.41	29.77%	$24.05	$18.18
Net Asset Value	$23.95	$20.38	17.52%	$24.22	$20.38

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
Utilities	31%	27%
County/City/Special District/School District	24	18
Transportation	19	32
State	11	10
Education	11	11
Housing	2	2
Health	1	—
Corporate	1	—

Credit Quality Allocations[4]

	7/31/12	7/31/11
AAA/Aaa	5%	5%
AA/Aa	54	58
A	38	34
BBB/Baa	3	3

[4]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.

6	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The Trust may also leverage its assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets (the Trust’s total assets less the sum of its accrued liabilities). If the Trust segregates liquid assets having a value not less than: (i) the repurchase price (including accrued interest) in the case of a reverse repurchase agreement, and (ii) the value of the short-term floating rate certificates issued by the TOB (including accrued interest) in the case of a TOB, a reverse repurchase agreement or a TOB will not be considered a senior security and therefore, will not be subject to this limitation. Under normal circumstances, the Trust anticipates that the total economic leverage from repurchase agreements and/or TOBs will not exceed 50% of its total managed assets. As of July 31, 2012, the Trust had 30% aggregate economic leverage from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	7

Schedule of Investments July 31, 2012	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 3.0%
Phoenix Civic Improvement Corp., RB, Series C (NPFGC), 6.00%, 7/01/35	$10,000	$10,573,100
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41 (a)	25,000	30,079,500
		40,652,600
California — 30.9%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44 (a)	13,300	17,507,455
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.92%, 4/01/40	13,700	19,216,990
Series S-3, 6.91%, 10/01/50	14,000	20,504,120
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	23,508,662
California State University, RB, Build America Bonds, 6.48%, 11/01/41	2,125	2,692,078
City of San Jose California, Refunding ARB, Series B (AGM), 6.60%, 3/01/41	10,000	11,031,700
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	16,495,602
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (a)	10,000	13,828,600
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	37,500	43,599,000
7.00%, 7/01/41	17,225	20,965,753
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40 (a)	12,000	14,624,760
Orange County Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41 (a)	5,000	7,147,500
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	9,046,425
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	21,883,400
Riverside Community College District, GO, Build America Bonds, Series D-1, 7.02%, 8/01/40	11,000	12,544,510
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Sub-Series C, 6.63%, 7/01/40	31,000	34,392,640
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40 (a)	21,255	27,123,931

Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Build America Bonds:
7.63%, 3/01/40	$8,950	$12,143,091
7.60%, 11/01/40	15,000	20,353,350
Various Purpose, 7.55%, 4/01/39	9,035	12,159,484
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	30,604,320
6.30%, 5/15/50	26,310	31,428,084
		422,801,455
Colorado — 3.7%
Denver City & County School District No. 1, COP, Refunding, Series B, 7.02%, 12/15/37	6,000	8,003,760
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 6/01/40	28,000	36,177,400
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	5,836,350
		50,017,510
District of Columbia — 2.2%
Metropolitan Washington Airports Authority, RB, Build America Bonds, Series D, 8.00%, 10/01/47	10,750	13,551,450
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	16,065,600
		29,617,050
Florida — 2.4%
City of Sunrise Florida Utility System, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	28,302,500
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,684,110
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,961,250
		32,947,860
Georgia — 5.4%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds:
6.64%, 4/01/57	32,084	38,793,406
6.66%, 4/01/57	20,665	24,678,763
7.06%, 4/01/57	10,000	10,986,600
		74,458,769
Hawaii — 2.7%
University of Hawaii, RB, Build America Bonds:
Series A-1, 6.03%, 10/01/40	2,500	2,799,375
Series B-1, 6.03%, 10/01/40	30,500	34,152,375
		36,951,750

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 21.9%
Chicago Board of Education, GO, Build America Bonds:
6.52%, 12/01/40	$27,300	$32,480,994
Series E, 6.14%, 12/01/39	9,345	10,530,133
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	18,451,042
Series A, 6.90%, 12/01/40	4,075	5,044,279
Series B, 6.90%, 12/01/40	4,900	6,065,514
City of Chicago Illinois, GO, Build America Bonds:
Recovery Zone, Series D, 6.26%, 1/01/40	22,180	25,460,200
Series B, 7.52%, 1/01/40	8,000	10,290,880
City of Chicago Illinois, RB, Build America Bonds, Series B (a):
6.90%, 1/01/40	36,000	47,109,960
6.74%, 11/01/40	15,250	20,930,167
City of Chicago Illinois, Refunding RB, O’Hare International Airport, General Third Lien, Build America Bonds, Series B:
6.85%, 1/01/38 (a)	30,110	34,601,208
6.40%, 1/01/40	1,500	1,973,805
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34	12,900	14,806,233
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	5,000	5,553,950
Illinois Municipal Electric Agency, RB, Build America Bonds, 7.29%, 2/01/35	15,000	19,199,550
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	7,007,050
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	34,295	40,804,877
		300,309,842
Indiana — 2.7%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39	7,900	10,892,994
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 1/01/42	22,290	26,413,204
		37,306,198
Iowa — 0.2%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series A, 6.50%, 6/01/23	2,480	2,360,464
Kentucky — 1.6%
City of Wickliffe Kentucky, RB, MeadWestvaco Corp., 7.67%, 1/15/27 (b)	9,400	10,027,638
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	11,409,800
		21,437,438
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, General Medical Center, 6.75%, 7/01/36	5,000	5,878,850
Maryland — 0.1%
Maryland Community Development Administration, RB, Residential, Series I, 6.50%, 3/01/43	1,000	1,036,290

Municipal Bonds	Par (000)	Value
Massachusetts — 1.5%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40 (a)	$5,000	$6,797,950
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	13,983,840
		20,781,790
Michigan — 1.9%
County of Wayne Michigan, RB, Build America Bonds, Recovery Zone Economic Development Bonds, 10.00%, 12/01/40	5,000	5,851,300
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	10,000	10,844,900
Michigan State University, RB, Build America Bonds, Series A, 6.17%, 2/15/50	5,500	6,813,785
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,531,660
		26,041,645
Minnesota — 1.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 1/01/43	8,000	9,381,280
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 1/01/46	5,000	6,869,150
		16,250,430
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	5,000	6,404,700
Missouri — 1.7%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Curators of the University of Missouri, 7.73%, 1/01/39	11,000	14,451,580
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	7,000	9,525,460
		23,977,040
Nevada — 1.1%
County of Clark Nevada, ARB, Build America Bonds:
Series B, 6.88%, 7/01/42	10,000	11,784,900
Series C, 6.82%, 7/01/45	2,000	2,841,880
		14,626,780
New Jersey — 14.4%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,852,950
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35 (a)	15,000	16,990,950
Series A, (NPFGC), 7.43%, 2/15/29	22,974	28,715,432
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44	19,885	20,817,010
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41	34,000	49,760,360
Series F, 7.41%, 1/01/40	6,790	10,323,109
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,949,590
Series C, 5.75%, 12/15/28	5,000	5,973,350
Series C, 6.10%, 12/15/28 (a)	42,500	49,005,900
		197,388,651

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 13.3%
City of New York New York, GO, Build America Bonds, 5.82%, 10/01/31	$15,000	$16,963,500
Metropolitan Transportation Authority, RB, Build America Bonds:
Series A, 6.67%, 11/15/39	2,220	2,985,900
Series C, 7.34%, 11/15/39	13,245	19,837,301
Series C-1, 6.69%, 11/15/40	13,000	17,730,700
New York City Municipal Water Finance Authority, RB, Build America Bonds, Second General Resolution (a):
Series CC, 6.28%, 6/15/42	20,000	23,141,800
Series DD, 6.45%, 6/15/41	6,300	7,320,222
New York City Municipal Water Finance Authority, Refunding RB, Build America Bonds, Second General Resolution:
Series AA, 5.79%, 6/15/41 (a)	25,000	28,229,250
Series EE, 6.49%, 6/15/42	2,000	2,326,160
Series GG, 6.12%, 6/15/42	2,445	2,783,779
New York City Transitional Finance Authority, RB, Build America Bonds (a):
Sub-Series B-1, 5.57%, 11/01/38	19,000	23,888,890
Sub-Series C-2, 6.27%, 8/01/39	14,795	16,931,990
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.39%, 3/15/40 (a)	15,000	19,236,450
		181,375,942
Ohio — 6.7%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	14,519,600
County of Hamilton Ohio, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	8,402,660
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	30,365	37,706,043
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47	10,055	10,998,863
Princeton City School District, GO, Refunding, Build America Bonds, Series C (a):
6.09%, 12/01/40	9,290	10,457,567
6.39%, 12/01/47	8,225	9,325,916
		91,410,649
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series B, 6.44%, 1/01/45	3,500	4,324,215
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 6/15/39	12,250	15,230,915
Puerto Rico — 0.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,968,650
South Carolina — 1.1%
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	10,000	14,603,100

Municipal Bonds	Par (000)	Value
Tennessee — 3.5%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds:
Series A2, 7.43%, 7/01/43	$35,105	$45,205,762
Series B, 6.73%, 7/01/43	2,500	2,892,625
		48,098,387
Texas — 9.0%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	20,000	22,643,000
City of San Antonio Texas, RB, Build America Bonds, 6.31%, 2/01/37 (a)	35,000	41,206,550
City of San Antonio Texas, Refunding RB, Build America Bonds, 6.17%, 2/01/41	19,000	22,060,140
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	14,000	16,558,220
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48 (a)	2,500	3,090,450
Katy ISD Texas, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41 (a)	5,000	5,691,550
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40 (a)	10,000	11,900,900
		123,150,810
Utah — 3.3%
County of Utah, RB, Build America Bonds, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	13,357,010
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 6/15/40	26,405	31,666,460
		45,023,470
Virginia — 0.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing OPCO LLC Project, AMT, 5.50%, 1/01/42	6,250	6,887,250
Washington — 1.6%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	6,040,300
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	12,350	15,547,045
		21,587,345
West Virginia — 0.5%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	9,235	7,006,872
Total Long-Term Investments (Cost — $1,621,984,573) — 140.8%		1,925,914,717

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	1,243,334	1,243,334
Total Short-Term Securities (Cost — $1,243,334) — 0.1%		1,243,334
Total Investments (Cost — $1,623,227,907) — 140.9%		1,927,158,051
Liabilities in Excess of Other Assets — (40.9)%		(559,325,639)
Net Assets — 100.0%		$1,367,832,412

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Schedule of Investments (concluded)

(a)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,448,706	(205,372)	1,243,334	$12,854

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
1,045	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	$157,827,656	$(4,075,853)

•	Reverse repurchase agreements outstanding as of July 31,2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Barclays Capital, Inc.	0.50%	4/03/12	Open	$30,154,917	$30,105,100
Barclays Capital, Inc.	0.50%	4/18/12	Open	88,730,610	88,601,400
Barclays Capital, Inc.	0.50%	6/05/12	Open	13,461,936	13,451,288
Credit Suisse Securities (USA) LLC	0.50%	6/05/12	Open	276,856,955	276,637,950
Deutsche Bank Securities, Inc.	0.50%	6/05/12	Open	50,790,177	50,750,000
Deutsche Bank Securities, Inc.	0.55%	6/05/12	Open	33,151,845	33,123,000
Deutsche Bank Securities, Inc.	0.55%	7/24/12	Open	29,963,112	29,959,450
Deutsche Bank Securities, Inc.	0.55%	7/25/12	Open	41,224,408	41,220,000
Barclays Capital, Inc.	0.55%	7/31/12	Open	20,375,311	20,375,000
Total				$584,709,271	$584,223,188

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,925,914,717	—	$1,925,914,717
Short-Term Securities	$1,243,334	—	—	1,243,334
Total	$1,243,334	$1,925,914,717	—	$1,927,158,051

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(4,075,853)	—	—	$(4,075,853)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$3,511,000	—	—	$3,511,000
Liabilities:
Reverse repurchase agreements	—	$(584,223,188)	—	(584,223,188)
Total	$3,511,000	$(584,223,188)	—	$(580,712,188)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	11

Statement of Assets and Liabilities

July 31, 2012
Assets
Investments at value — unaffiliated (cost — $1,621,984,573)	$1,925,914,717
Investments at value — affiliated (cost — $1,243,334)	1,243,334
Cash pledged as collateral for financial futures contracts	3,511,000
Interest receivable	23,508,320
Prepaid expenses	16,969
Total assets	1,954,194,340

Accrued Liabilities
Investment advisory fees payable	902,221
Interest expense and fees payable	486,083
Income dividends payable	418,665
Officer’s and Trustees’ fees payable	107,373
Variation margin payable	32,656
Other accrued expenses payable	191,742
Total accrued liabilities	2,138,740

Other Liabilities
Reverse repurchase agreements	584,223,188
Total liabilities	586,361,928
Net Assets	$1,367,832,412

Net Assets Consist of
Paid-in capital	$1,088,757,045
Undistributed net investment income	369,008
Accumulated net realized loss	(21,147,932)
Net unrealized appreciation/depreciation	299,854,291
Net Assets	$1,367,832,412

Net Asset Value
Net asset value	$23.95
Shares outstanding, unlimited number of shares authorized, $0.001 par value	57,103,349

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Statement of Operations

Year Ended July 31, 2012
Investment Income
Interest	$102,172,033
Income — affiliated	15,471
Total income	102,187,504

Expenses
Investment advisory	10,081,989
Professional	231,097
Accounting services	163,987
Officer and Trustees	159,388
Custodian	106,184
Printing	100,475
Registration	39,656
Transfer agent	12,312
Miscellaneous	71,757
Total expenses excluding interest expense and fees	10,966,845
Interest expense and fees[1]	3,050,460
Total expenses	14,017,305
Less fees waived by advisor	(8,469)
Total expenses after fees waived	14,008,836
Net investment income	88,178,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,829,289
Financial futures contracts	(31,364,725)
(18,535,436)

Net change in unrealized appreciation/depreciation on:
Investments	223,496,059
Financial futures contracts	(1,123,886)
222,372,173
Total realized and unrealized gain	203,836,737
Net Increase in Net Assets Resulting from Operations	$292,015,405

      1    Related to TOBs and reverse repurchase agreements.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended July 31, 2012	Period August 27, 2010[1] to July 31, 2011
Operations
Net investment income	$88,178,668	$67,761,576
Net realized loss	(18,535,436)	(2,469,900)
Net change in unrealized appreciation/depreciation	222,372,173	77,482,118
Net increase in net assets resulting from operations	292,015,405	142,773,794

Dividends and Distributions to Shareholders From
Net investment income	(88,201,833)	(67,402,403)
Net realized gain	—	(142,596)
Decrease in net assets resulting from dividends and distributions to shareholders	(88,201,833)	(67,544,999)

Capital Share Transactions
Net proceeds from the issuance of shares	—	967,503,407
Net proceeds from the underwriter’s over-allotment option exercised	—	119,881,914
Reinvestment of dividends	—	1,304,712
Net increase in net assets derived from capital share transactions	—	1,088,690,033

Net Assets
Total increase in net assets	203,813,572	1,163,918,828
Beginning of period	1,164,018,840	100,012
End of period	$1,367,832,412	$1,164,018,840
Undistributed net investment income	$369,008	$392,173

   1    Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Statement of Cash Flows

Year Ended July 31, 2012
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$292,015,405
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(49,098)
Decrease in other assets	37,424
Decrease in prepaid expenses	3,529
Decrease in income receivable — affiliated	103
Increase in cash pledged as collateral for financial futures contracts	(1,421,000)
Increase in investment advisory fees payable	128,896
Decrease in interest expense and fees payable	(202,944)
Decrease in other accrued expenses payable	(93,053)
Decrease in variation margin payable	(1,679,219)
Decrease in cash received as collateral for reverse repurchase agreements	(6,339,516)
Increase in Officer’s and Trustees’ fees payable	74,684
Net realized and unrealized gain on investments	(236,325,348)
Amortization of premium and discount on investments	470,684
Proceeds from sales of long-term investments	138,075,910
Purchases of long-term investments	(166,807,682)
Net sales of short-term securities	205,372
Cash provided by operating activities	18,094,147

Cash Used for Financing Activities
Cash payments for TOB trust certificates	(13,500,000)
Cash receipts from reverse repurchase agreements	209,194,296
Cash payments for reverse repurchase agreements	(126,700,335)
Cash dividends paid to shareholders	(88,819,546)
Cash used for financing activities	(19,825,585)

Cash
Net decrease in cash	(1,731,438)
Cash at beginning of year	1,731,438
Cash at end of year	—

Cash Flow Information
Cash paid during the year for interest and fees	$3,253,404

A Statement of Cash Flows is presented when the Trust had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	15

Financial Highlights

	Year Ended July 31, 2012	Period August 27, 2010[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$20.38	$19.10 [2]
Net investment income[3]	1.54	1.20
Net realized and unrealized gain	3.57	1.30
Net increase from investment operations	5.11	2.50
Dividends and distributions to shareholders from:
Net investment income	(1.54)	(1.18)
Net realized gain	—	(0.00)[4]
Total dividends and distributions to shareholders	(1.54)	(1.18)
Capital charges with respect to issuance of shares	—	(0.04)
Net asset value, end of period	$23.95	$20.38
Market price, end of period	$23.89	$18.41

Total Investment Return[5]
Based on net asset value	26.22%	13.84%[6]
Based on market price	39.37%	(1.79)%[6]

Ratios to Average Net Assets
Total expenses	1.09%	1.06%[7]
Total expenses after fees waived	1.09%	1.06%[7]
Total expenses after fees waived and excluding interest expense and fees[8]	0.85%	0.81%[7]
Net investment income	6.88%	6.99%[7]

Supplemental Data
Net assets, end of period (000)	$1,367,832	$1,164,019
Borrowings outstanding, end of period (000)	$584,223	$515,229
Average borrowings outstanding, during the period (000)	$551,053	$368,555
Portfolio turnover	7%	13%
Asset coverage, end of period per $1,000 of borrowings	$3,341	$3,259

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Interest expense and fees related to TOBs and reverse repurchase agreements. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

16	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Build America Bond Trust (the “Trust”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOBs: The Trust leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trust include the right of the Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	17

Notes to Financial Statements (continued)

short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2012, no TOBs in which the Trust participated were terminated without the consent of the Trust.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust in exchange for TOB trust certificates. The Trust typically invests the cash in additional municipal bonds. The Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trust’s Schedule of Investments and the TOB trust certificates are shown in other liabilities in the Statement of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the short-term floating rate certificates as reported in the Trust’s Statement of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2012, the Trust did not hold any TOB trust certificates.

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for the year ended July 31, 2012 and the period ended July 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the

18	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Notes to Financial Statements (continued)

same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Prior to March 31, 2012, the Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of July 31, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
	Net unrealized
	appreciation/
Interest rate contracts	depreciation[1]	$(4,075,853)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2012
Net Realized Loss From
Interest rate contracts:
Financial futures contracts	$(31,364,725)
Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,123,886)

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	1,270
Average notional value of contracts sold	$181,971,641

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	19

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2012 were $161,925,832 and $127,488,324, respectively.

5. Income Tax Information:

The tax character of distributions paid during the fiscal year ended July 31, 2012 and the period ended July 31, 2011 was as follows:

	7/31/12	7/31/11
Ordinary income	$88,201,833	$67,544,999

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$458,063
Capital loss carryforwards	(14,317,453)
Net unrealized gains[1]	303,841,089
Qualified late-year losses[2]	(10,906,332)
Total	$279,075,367

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to Trustees.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

As of July 31, 2012, the Trust had a capital loss carryforward available to offset future realized capital gains of $14,317,453. This capital loss carryforward has no expiration date.

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,623,227,907
Gross unrealized appreciation	$304,025,598
Gross unrealized depreciation	(95,454)
Net unrealized appreciation	$303,930,144

6. Borrowings:

For the year ended July 31, 2012, the Trust’s daily weighted average interest rate from TOBs and reverse repurchase agreements was 0.55%.

7. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

As of July 31, 2012, the Trust invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. Changes in economic conditions affecting the county/city/special district/school district and utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

20	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Notes to Financial Statements (concluded)

The BAB market is smaller, less diverse, and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded which may negatively affect the value of BABs held by the Trust.

8. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

At July 31, 2012, 6,964 shares were owned by affiliates.

Shares issued and outstanding remained constant for the year ended July 31, 2012.

Shares issued and outstanding for the period August 27, 2010 to July 31, 2011, increased by 69,845 as a result of dividend reinvestment, 50,750,000 from the initial public offering and 6,276,540 from the underwriters’ exercising the over-allotment option.

Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs incurred in connection with the Trust’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,854,593.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Trust paid a net investment income dividend of $0.1318 per share on August 31, 2012 to shareholders of record on August 15, 2012.

Additionally, the Trust declared a net investment income dividend on September 4, 2012 payable to shareholders of record on September 14, 2012 for the same amount noted above.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of BlackRock Build America Bond Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Build America Bond Trust (the “Trust”), including the schedule of investments, as of July 31, 2012, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the period from August 27, 2010 (commencement of operations) to July 31, 2011, and the year ended July 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of BlackRock Build America Bond Trust, as of July 31, 2012, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the period from August 27, 2010 (commencement of operations) to July 31, 2011, and the year ended July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2012

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock Build America Bond Trust during the fiscal year ended July 31, 2012 qualify as interest-related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

22	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Build America Bond Trust (the “Trust”) met on April 26, 2012 and May 22–23, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis.The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trust for services such as call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Trust to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22–23, 2012 Board meeting.

At an in-person meeting held on May 22–23, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trust; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing Trust performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

24	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Trust and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April 26, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to funds in the Trust’s applicable Lipper category and a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

The Board noted that, in general, the Trust performed better than its Peers in that the Trust’s performance was at or above the median of its Customized Lipper Peer Group Composite in both the one-year and since-inception periods reported. Based on its discussions with BlackRock and the Board’s review of the Trust’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that the Trust’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Trust’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Trust’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trust. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Trust’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Trust’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	27

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2010

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2010

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.

				98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2010

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2010

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2010	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2010

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

28	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2010

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2010

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				98 RICs consisting of 94 Portfolios	None
[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of the shareholders.

Interested Trustees[2]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, Inc. (“BlackRock”) and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2010

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				160 RICs consisting of 278 Portfolios	None
[2]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person,” as defined in the 1940 Act, of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	29

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2010[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2010

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2010	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2010

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2010	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
	[1]	Officers of the Trust serve at the pleasure of the Board.
	[2]	Ms. Ackerley was President and Chief Executive Officer from 2010 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trust.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Janey Ahn became Secretary of the Trust.

30	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Withheld Votes	Abstain	Votes For	Withheld Votes	Abstain
BBN	52,518,630	907,886	0	52,482,891	943,625	0	52,590,570	835,946	0

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	31

Additional Information (continued)

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

32	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

Additional Information (continued)

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#BABT-7/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$34,600	$34,000	$0	$0	$14,600	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$14,600	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2012.

(a)(1)

The Fund is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., Managing Director at BlackRock, Michael A. Kalinoski, Managing Director at BlackRock, and James Pruskowski, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hayes, Jaeckel, Kalinoski and Pruskowski have been members of the registrant’s portfolio management team since 2010.

Portfolio Manager	Biography
Peter J. Hayes

Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael A. Kalinoski	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
James Pruskowski	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006.

(a)(2)	As of July 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter J. Hayes	1	0	2	0	0	0
	$1.01 Billion	$0	$84.77 Million	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$23.44 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	10	0	0	0	0	0
	$3.71 Billion	$0	$0	$0	$0	$0
James Pruskowski	0	0	181	0	0	1
	$0	$0	$65.49 Billion	$0	$0	$309.8 Million

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the funds and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Peter Hayes Michael Kalinoski

A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

James Pruskowski	A combination of market-based indices (e.g., Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hayes, Jaeckel and Pruskowski have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Hayes, Jaeckel, Kalinoski and Pruskowski are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	$50,001-$100,000
Theodore R. Jaeckel, Jr.	$10,001-$50,000
Michael A. Kalinoski	None
James Pruskowski	$1-$10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Build America Bond Trust

Date: October 3, 2012